UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

THE ALKALINE WATER COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38754	99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8541 E. Anderson Drive, Suite 100
 Scottsdale, Arizona, United States 85255
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 21, 2022, The Alkaline Water Company Inc. (the "Company") received a letter from the staff of the Listing Qualifications department of the Nasdaq Stock Market (the "Staff") stating that since the Company has just two independent directors serving on its board and audit committee, the Company no longer complies with Nasdaq's independent director and audit committee requirements as set forth in Listing Rule 5605.1. The Staff made this determination because Richard A. Wright resigned as the President, Chief Executive Officer and a director of the Company, and Frank Lazaran, previously an independent director of the Company, was appointed as the President and Chief Executive Officer of the Company, effective June 2, 2022 and as such, Mr. Lazaran is precluded from being deemed to be an independent director, and Mr. Lazaran stepped down from the Company's audit committee.

However, consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq will provide the Company a cure period in order to regain compliance as follows: (i) until the earlier of the Company's next annual shareholders' meeting or June 2, 2023; or (ii) if the next annual shareholders' meeting is held before November 29, 2022, then the Company must evidence compliance no later than November 29, 2022 (the "Cure Period"). The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules within the Cure Period. In the event the Company does not regain compliance within the Cure Period, Nasdaq rules require Staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a hearings panel.

The Company is actively engaged in efforts to regain compliance with Nasdaq's independent director and audit committee requirements as set forth in Listing Rule 5605.1 and plans to regain compliance within the Cure Period provided by Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ David Guarino
David Guarino
Chief Financial Officer and Director

June 24, 2022